UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09156

PROACTIVE Asset Allocation Funds

(Exact name of registrant as specified in charter)

21 Hawk Ridge Circle, Lake Saint Louis, MO 63367

 (Address of principal executive offices)(Zip code)

Jeffrey J. Unterreiner, Chairman and President

21 Hawk Ridge Circle, Lake Saint Louis, MO 63367

 (Name and address of agent for service)

Registrant's telephone number, including area code:  (314)561-0100

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PROACTIVE ASSET ALLOCATION FUNDS

SEMI-ANNUAL REPORT

OPTI-flex® DYNAMIC Fund

June 30, 2004

This report has been prepared for shareholders

And may be distributed to others only if preceded

or accompanied by a current prospectus.

PROACTIVE Asset Allocation Funds

21 Hawk Ridge Circle

 Phone:

           (636) 561-0100

Lake Saint Louis, MO  63367

 Toll Free:  (888) PROACTIVE

e-mail: mail@proactive-inc.com

           (888) 776-2284

website: www.proactive-inc.com

 Fax:

           (636) 561-0101

OPTI-flex® DYNAMIC Fund – Semi-Annual Review

August 23, 2004

Dear fellow shareholders:

Enclosed is the semi-annual report for our OPTI-flex® DYNAMIC Fund.  I think stocks represent great value at current prices.  As has been the case since March of 2003, our major stock vs. bond allocation has favored stocks for all of 2004.  It is worth noting that our allocation model is only a long-term indicator, and we certainly do expect periods of at least 3-6 months going against the model (as has been the case in the market from March to August).

My analysis indicated stocks to be below “fair value” at the beginning of the year, and has indicated “fair value” to have increased significantly in 2004.  To the extent that stocks have not yet risen, the outlook for the remainder of the year is that much more promising.

I am quite pleased that for the 12-months ended June 30, 2004, the 20.64% return for our OPTI-flex® DYNAMIC Fund has exceeded our target* by 4.74%.  Given trailing returns of 19.23% on the Wilshire 5000 and 24.38% on the Dow Jones World Index, our target for the past 12-months would have been 15.90% (see footnote for details).

Market Outlook: At the end of the second quarter my analysis indicated the market (as measured by the S&P 500) to be about 20% below “fair value.” Trailing earnings are expected to increase by 7.7% in the current quarter, which would make stocks that much more attractive to own.  Since June 30, interest rates as measured by the 10-year treasury, have declined by 7.4% (also making stocks that much more attractive as an alternative). Meanwhile, the cost of purchasing earnings (stock prices) has declined by 4%.  All things considered, today I show the market to be nearly 40% below fair value, a level that we have not seen since the second quarter of 2003.  Given this I am quite optimistic on stocks for the remainder of the year.

Short-term, the decline from the March peak to the August lows gave back about 25-50% of the gains from March of 2003.  I think that decline has been sufficient to set up a good buying opportunity, and my opinion is that the market will advance significantly in the coming months.  However, my greater confidence is in the longer-term, so it may be till after the election before any significant gains are made.  Regardless it is my opinion that there is limited downside risk at current prices, and that the greater risk is missing out on an advancing market.

If you have any questions about your account(s), please feel free to call us at 888-PROACTIVE (888-776-2284), ext. 106.  Thank you for your confidence in continuing your investment with us.

Sincerely yours,

Jeffrey J. Unterreiner, RFC

OPTI-flex® Portfolio Manager

* As our goal is to provide some protection in declining markets and reasonable participation in advancing markets, our target for investment performance is an average of “the market return” and a 10% constant return.  For the purpose of our model, “the market return” is considered to be an average of the Wilshire 5000 Stock Index and the Dow Jones World Stock Index.  There can be no guarantee that the target will be met through the use of our investment strategy, and we would NOT expect to meet the target over every period of evaluation.  However, the target can be used as a good starting point in evaluating the effectiveness of the manager over periods of 12 months or longer.  Past performance does not guarantee future results.  Shares when redeemed may be worth more or less than original cost.

distributed and advised by PROACTIVE Financial Services, Inc., member NASD and SIPC.

OPTI-flex® DYNAMIC Fund

Schedule of Investments
June 30, 2004 (Unaudited)

Shares/Principal Amount		Market Value	% of Assets

REGISTERED INVESTMENT COMPANIES - 99.19%
16,389	Aegis Value Fund *	$ 291,235
4,478	Burnham Financial Services Class A	111,630
9,077	CGM Focus Fund *	272,595
13,813	Dreyfus Premier Emerging Markets Class A	235,373
4,216	FBR Small Cap Financial Class A	141,689
7,805	FBR Small Cap Value Class A	277,935
6	Franklin Balanced Sheet Investment Class A	322
3,550	Franklin Micro-Cap Fund	123,232
4,597	Hotchkis & Wiley Large Cap Value Class A	92,114
2,877	Hotchkis & Wiley Small Cap Value Class A	146,260
7,934	Matthews Asian Growth Income	112,658
5,026	N/I Numeric Investors Small Cap Value	102,683
10,130	Oppenheimer Developing Markets Class A	206,543
28,764	Pioneer High Yield Class A	333,375
15,083	Rydex Mekros Fund	396,983
4,758	Scudder Dreman High Return Equity Class A	184,957
3,744	Scudder Dreman Small Cap Value	107,594
22,235	Templeton Developing Markets Fund	334,191
11,354	Templeton Global Long-Short Class A *	126,598
8,228	Turnaround Fund	115,034

Total Registered Investment Companies		$ 3,713,001	99.19%

Short-Term Investments
29,934	Flex Funds Money Market Fund - Rate .86% **	29,934	0.80%

	Total Investments	3,742,935	99.99%
	(Cost -$ 3,020,088)

	Cash and other Assets less Liabilities	209	0.01%

	Net Assets	$ 3,743,144	100.00%

*Represents Non-Income Producing Security
**Variable Rate Security; The coupon rate shown represents the rate at June 30, 2004.

The accompanying notes are an integral part of these financial statements.

OPTI-flex® DYNAMIC Fund

Statement of Assets and Liabilities
June 30, 2004 (Unaudited)

Assets:
Investment Securities at Market Value	$ 3,742,935
(Cost -$ 3,020,088)
Cash	5,973
Interest Receivable	1,867
Total Assets	$ 3,750,773
Liabilities
Advisor Fee Payable	2,447
Distribution Fee Payable	3,262
Universal Service Fee Payable	1,920
Total Liabilities	$ 7,629
Net Assets	$ 3,743,144

Net Assets Consist of:
Paid In Capital	11,498,153
Accumulated Undistributed Net Investment Income (Loss)	(23,002)
Accumulated Realized Gain (Loss) on Investments - Net	(8,454,854)
Unrealized Appreciation in Value	722,847
Net Assets, for 621,907 Shares Outstanding	$ 3,743,144
($.10 par value, unlimited shares authorized)
Net Asset Value and Offering Price
Per Share ($3,743,144/621,907 shares)	$ 6.02

Redemption Price ($6.02 x.99%)*	$ 5.96

* A deferred sales charge applies only if redemption occurs less than one year from date of purchase.

The accompanying notes are an integral part of these financial statements.

OPTI-flex® DYNAMIC Fund

Statement of Operations
For the six months ended June 30, 2004 (Unaudited)

Investment Income:
Dividends	$ 14,721
Interest	2,062
Total Investment Income	16,783

Expenses: (Note 3)
Investment Advisor Fees	13,219
Distribution and Servicing Fees	17,626
Universal Service Fee Expense	11,457
Total Expenses	42,302
Distribution Expenses Reimbursed	(2,517)
Net Expenses	39,785

Net Investment Income (Loss)	(23,002)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gains (Losses) on Investments	44,044
Net Change in Unrealized Appreciation (Depreciation) on Investments	64,286
Net Realized and Unrealized Gain (Loss) on Investments	108,330

Net Increase (Decrease) in Net Assets from Operations	$ 85,328

The accompanying notes are an integral part of these financial statements.

OPTI-flex® DYNAMIC Fund

Statements of Changes in Net Assets
	(Unaudited)
	Six Months Ended	Year ended
	6/30/2004	12/31/2003

From Operations:
Net Investment Income (Loss)	$ (23,002)	$ (21,417)
Net Realized Gain (Loss) on Investments and Distributions of
Realized Gains by other Investment Companies	44,044	(3,756)
Net Unrealized Appreciation (Depreciation)	64,286	738,634
Increase (Decrease) in Net Assets from Operations	85,328	713,461
From Capital Share Transactions:
Proceeds From Sale of Shares	658,947	1,483,409
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(364,452)	(851,687)
Net Increase (Decrease) from Shareholder Activity	294,495	631,722

Net Increase (Decrease) in Net Assets	379,823	1,345,183

Net Assets at Beginning of Period	3,363,321	2,018,138
Net Assets at End of Period (including accumulated undistributed	$ 3,743,144	$ 3,363,321
net investment income (loss) of -23,002 and -0-, respectively)

Share Transactions:
Issued	109,478	300,211
Reinvested	-	-
Redeemed	(59,891)	(169,981)
Net increase (decrease) in shares	$ 49,587	$ 130,230

Shares outstanding beginning of period	572,320	442,090
Shares outstanding end of period	621,907	572,320

The accompanying notes are an integral part of these financial statements.

OPTI-flex® DYNAMIC Fund

Financial Highlights
Selected data for a share outstanding throughout the period:	1/1/2004	1/1/2003	1/1/2002	1/1/2001		1/1/2000
	to	to	to	to		to
	6/30/2004	12/31/2003	12/31/2002	12/31/2001		12/31/2000

Net Asset Value - Beginning of Period	$ 5.88	$ 4.56	$ 6.19	$ 8.95		$ 15.80

Net Investment Income (Loss)	(0.04)	(0.04)	0.49	0.07	*	(0.18)
Net Gains or Losses from Investments	1.18	1.36	(1.21)	(2.61)		(4.46)
(realized and unrealized)	1.14	1.32	(0.72)	(2.54)		(4.64)
Total from Investment Operations

Distributions (From Net Investment Income)	0.00	0.00	(0.91)	0.00		(0.62)
Distributions (From Capital Gains)	0.00	0.00	0.00	(0.22)		(1.59)
Total Distributions	0.00	0.00	(0.91)	(0.22)		(2.21)

Net Asset Value - End of Period	$ 6.02	$ 5.88	$ 4.56	$ 6.19		$ 8.95

Total Return	2.38%	28.95%	-11.59%	-28.36%		-29.36%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 3,743	$ 3,363	$ 2,018	$ 8,961		$ 14,382
Ratio of Expenses to Average Net Assets (1)	2.25%	2.29%	2.19%	1.23%		2.32%
Ratio of Net Investment Income (Loss) to Average Net Assets	-1.30%	-0.81%	-1.31%	0.97%		-1.36%
Ratio of expenses to Average Net Assets, before
reimbursement and voluntary fee reductions (1)	2.39%	2.40%	4.09%	3.06%		2.52%
Portfolio Turnover Rate	54.58%	146.05%	2077.74%	957.96%		1915.88%

(1)These ratios exclude the expenses of the registered investment companies in which the Fund invests.
* Per share amounts were calculated using the average share method.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2004 (Unaudited)

1. ORGANIZATION and SIGNIFICANT ACCOUNTING POLICIES

The PROACTIVE Asset Allocation Funds Trust (the "Trust") was organized in 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company.  The OPTI-flex® DYNAMIC Fund (the "Fund"), a series of the Trust, commenced operations on October 1, 1996.  The Fund is authorized to issue an indefinite number of shares of $0.10 par value stock.  The Fund's objective is to seek an above average total return over the long-term consistent with exhibiting less investment risk than a portfolio consisting solely of common stocks. Certain redemptions made within a year of purchase may have a contingent deferred sales charge applied to it in accordance with the Fund's prospectus.

Use of estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Valuation of investments.  Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation, or, lacking any sales, at the closing bid prices.  Mutual funds are valued at the daily redemption value determined by the underlying fund.

Money market securities maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price for yield equivalent as obtained from dealers who make markets in such securities.  When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity.  Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements.  The Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term.  At all times, the Fund maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.  As of June 30, 2004, the Fund was not invested in any repurchase agreements.

Federal income taxes.  It is the Fund's policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to shareholders.  Dividends to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income annually.  The Fund distributes net capital gains, if any, on an annual basis.  The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP.  These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards.  These "book/tax" differences are either considered temporary or permanent in nature.  To the extent these differences are permanent in nature such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Permanent differences identified in the year ended December 31, 2003, have been reclassified among the components of net assets as follows:

Capital	Undistributed Net Investment Income	Undistributed Net Realized Gains and Losses
$(21,417)	$21,417	$-0-

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains.

Other.   The Fund records purchases and sales of investments on the trade date.    The Fund calculates realized gains and losses from sales of investments on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

2. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales, excluding short-term investments were $1,350,946 and $947,499, respectively.  There were no purchases or sales of U.S. Government and agency obligations.

The U.S. Federal income tax basis of the Fund's investments at June 30, 2004, was $3,020,088 and net unrealized appreciation for U.S. Federal income tax purposes was $722,847 (gross unrealized appreciation $729,084; gross unrealized depreciation $6,237).

3.  AGREEMENTS and OTHER TRANSACTIONS WITH AFFILIATES

Effective February 1, 2003, PROACTIVE Financial Services, Inc. (the "Adviser") began providing the Fund with investment management research, statistical and advisory services.  For such services the Fund pays monthly a fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of average net assets up to $500 million and 0.65% of average net assets exceeding $500 million.  Prior to February 1, 2003, PROACTIVE Money Management, Inc. served as the investment adviser.  The advisory fee structure remained the same.  For the six months ended June 30, 2004, the Fund paid advisory fees totaling $13,219.  The Fund owed the Adviser $2,447 at June 30, 2004 for advisory services.

As of January 1, 2003, the Fund entered into an agreement with the Adviser to pay the Adviser a “Universal Services Fee” in return for payment of all administrative bills.  Administrative bills shall include, but not be limited to: audit, transfer agency, legal, printing, postage, custody, insurance, and registration.  Under this agreement, the only bills that will remain the responsibility of the Fund will be the Management Fee (currently 0.75%), and distribution fees (currently 0.75% 12b-1 fee and 0.25% shareholder service fee).  The “Universal Services Fee” is equal to 0.65% of the Fund’s first $20 million in average net assets, 0.50% of average net assets between $20 million and $100 million, and 0.25% of average net assets over $100 million.  The Adviser earned fees of $11,457 under this agreement for the six months ended June 30, 2004, with $1,920 remaining payable to the Adviser at June 30, 2004.

Pursuant to Rule 12b-1 of the 1940 Act, the Fund has adopted a Distribution Plan (the "Plan") with PROACTIVE Financial Services, Inc. (the "Distributor").  Under the provisions of the Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.75% of average daily net assets of the Fund, to aid in the distribution of Fund shares. Additionally, the Fund has adopted a Service Plan with the Distributor.  Under the provisions of the Service Plan, the Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of the Fund, to reimburse securities dealers for personal services or maintenance of shareholder accounts.  For the year ended June 30, 2004, the Fund incurred $17,626 of distribution expenses.  Distribution expenses were reduced by $2,517 due to reimbursements.

Certain officers and trustees of the Fund are also officers or directors of the Adviser and the Distributor and currently own 4.24% of the capital stock outstanding.

4. FEDERAL TAX INFORMATION

The tax character of distributions paid during 2003 and 2002 was as follows:

	2003	2002
Distributions paid from:
Ordinary income	$ 0	$338,557
Long-term capital gain	0	0
	$ 0	$338,557

As of December 31, 2003, the components of accumulated earnings (deficit) on a tax basis for the Fund were as follows:

Undistributed Ordinary Income	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/(Depreciation)[2]	Total Accumulated Earnings/(Deficit)
$0	($8,394,230)	$553,893	($7,840,337)

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales and post-October losses.

For federal income tax purposes, the Fund had a capital loss carryforward of $8,394,230 [of which $5,056,137 and $3,338,093 expire in 2009 and 2010, respectively] as of December 31, 2003, which is available to offset future capital gains, if any.  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

END OF NOTES TO FINANCIAL STATEMENTS

The OPTI-flex® DYNAMIC Fund

INVESTMENT ADVISOR and

DISTRIBUTOR

PROACTIVE Financial Services, Inc.

21 Hawk Ridge Circle

Lake Saint Louis, MO  63367

888-776-2284

636-561-0100

CUSTODIAN

U. S. Bank, N.A.

425 Walnut Street

Cincinnati, OH  43017

TRANSFER AGENT AND DIVIDEND

DISBURSING AGENT

Mutual Shareholder Services, LLC

8869 Brecksville Road, Suite C

Brecksville, OH  44141

LEGAL COUNSEL

Burns & Levinson, LLP

125 Summer Street

Boston, MA 02110

AUDITORS

McCurdy & Associates

27955 Clemens Rd.

Westlake, OH  44145

PROACTIVE Asset Allocation Funds

21 Hawk Ridge Circle

Lake Saint Louis, MO  63367

888-PROACTIVE (888-776-2284)

Item 2.  Code of Ethics.   Not applicable.

Item 3.  Audit Committee Financial Expert. Not applicable.

Item 4.  Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 5, 2004, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSRS is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROACTIVE Asset Allocation Funds

By /s/Jeffrey J. Unterreiner

     Jeffrey J. Unterreiner

     President

Date September 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Jeffrey J. Unterreiner

     Jeffrey J. Unterreiner

     President

Date September 10, 2004

By /s/Tonjua G. Donnelly

     Tonjua G. Donnelly

     Treasurer

Date September 10, 2004